EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No 1 to the Annual Report of World Health Energy Holdings, Inc., (the "Company") on Form 10-K/A for the period ended December 31, 2010 as filed with the Securities and  Exchange  Commission  on  the  date  hereof  (the  "Report"),  each  of the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 11, 2011
	By:	/s/ Jeremy Werblowsky
Jeremy Werblowsky
Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided  to the Company and  will  be  retained  by the Company and furnished to the Securities and Exchange Commission or its staff upon request.